================================================================================


                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 30, 1998



                     DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             DELAWARE                    1-13647                  73-1356520
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
          INCORPORATION)                                     IDENTIFICATION NO.)


            5330 EAST 31ST STREET, TULSA, OKLAHOMA        74135
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (918) 660-7700

        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: N/A


================================================================================

ITEM 5.  OTHER EVENTS

         On March 30, 1998, Dollar Thrifty Automotive Group, Inc. issued a press release with respect to the effect of an accounting rule on quarterly results of operations.

         A copy of such press release is attached as Exhibit 99 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)     Exhibits

                 The Exhibits to this report are listed in the Index to Exhibits set forth elsewhere herein.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

Date: March 30, 1998                       By: /s/ STEVEN B. HILDEBRAND
                                              ---------------------------------
                                           Name: Steven B. Hildebrand
                                           Title: Vice President, Principal
                                                  Financial Officer and
                                                  Principal Accounting Officer

                               INDEX TO EXHIBITS


         Exhibit No.                 Description
         -----------                 -----------

          99 Press Release relating to the effect of an accounting rule on quarterly results of operations for Dollar Thrifty Automotive Group, Inc.